Revenue Recognition	12 Months Ended
Dec. 31, 2018
Revenue Recognition [Abstract]
Revenue Recognition

2.    Revenue Recognition

In May 2014, the FASB issued Accounting Standards Update “ASU No. 2014-09 – Revenue from Contracts with Customers.”  The standard and subsequent amendments are theoretically intended to develop a common revenue standard for removing inconsistencies and weaknesses, improve comparability, provide for more useful information to users through improved disclosure requirements and simplify the preparation of financial statements.  The standard is also referred to as Accounting Standards Codification No. 606 (“ASC 606”).  We adopted ASC 606 effective January 1, 2018.  The required disclosures of ASC 606 and impact of adoption are discussed below for each of our operating subsidiaries.

VITAS

Service revenue for VITAS is reported at the amount that reflects the ultimate consideration we expect to receive in exchange for providing patient care.  These amounts are due from third-party payors, primarily commercial health insurers and government programs (Medicare and Medicaid), and includes variable consideration for revenue adjustments due to settlements of audits and reviews, as well as certain hospice-specific revenue capitations.  Amounts are generally billed monthly or subsequent to patient discharge.  Subsequent changes in the transaction price initially recognized are not significant.

Hospice services are provided on a daily basis and the type of service provided is determined based on a physician’s determination of each patient’s specific needs on that given day.  Reimbursement rates for hospice services are on a per diem basis regardless of the type of service provided or the payor.  Reimbursement rates from government programs are established by the appropriate governmental agency and are standard across all hospice providers.  Reimbursement rates from health insurers are negotiated with each payor and generally structured to closely mirror the Medicare reimbursement model.  The types of hospice services provided and associated reimbursement model for each are as follows:

Routine Home Care occurs when a patient receives hospice care in their home, including a nursing home setting.  The routine home care rate is paid for each day that a patient is in a hospice program and is not receiving one of the other categories of hospice care.  For Medicare patients, the routine home care rate reflects a two-tiered rate, with a higher rate for the first 60 days of a hospice patient’s care and a lower rate for days 61 and after.  In addition, there is a Service Intensity Add-on payment which covers direct home care visits conducted by a registered nurse or social worker in the last seven days of a hospice patient’s life, reimbursed up to four hours per day in fifteen minute increments at the continuous home care rate.

General Inpatient Care occurs when a patient requires services in a controlled setting for a short period of time for pain control or symptom management which cannot be managed in other settings.  General inpatient care services must be provided in a Medicare or Medicaid certified hospital or long-term care facility or at a freestanding inpatient hospice facility with the required registered nurse staffing.

Continuous Home Care is provided to patients while at home, including a nursing home setting, during periods of crisis when intensive monitoring and care, primarily nursing care, is required in order to achieve palliation or management of acute medical symptoms.  Continuous home care requires a minimum of 8 hours of care within a 24-hour day, which begins at midnight.  The care must be predominantly nursing care provided by either a registered nurse or licensed nurse practitioner.  While the published Medicare continuous home care rates are daily rates, Medicare pays for continuous home care in fifteen minute increments.  This fifteen minute rate is calculated by dividing the daily rate by 96.

Respite Care permits a hospice patient to receive services on an inpatient basis for a short period of time in order to provide relief for the patient’s family or other caregivers from the demands of caring for the patient.  A hospice can receive payment for respite care for a given patient for up to five consecutive days at a time, after which respite care is reimbursed at the routine home care rate.

Each level of care represents a separate promise under the contract of care and is provided independently for each patient contingent upon the patient’s specific medical needs as determined by a physician.  However, the clinical criteria used to determine a patient’s level of care is consistent across all patients, given that, each patient is subject to the same payor rules and regulations.  As a result, we have concluded that each level of care is capable of being distinct and is distinct in the context of the contract.  Furthermore, we have determined that each level of care represents a stand ready service provided as a series of either days or hours of patient care.  We believe that the performance obligations for each level of care meet criteria to be satisfied over time.  VITAS recognizes revenue based on the service output.  VITAS believes this to be the most faithful depiction of the transfer of control of services as the patient simultaneously receives and consumes the benefits provided by our performance. Revenue is recognized on a daily or hourly basis for each patient in accordance with the reimbursement model for each type of service.  VITAS’ performance obligations relate to contracts with an expected duration of less than one year.  Therefore, VITAS has elected to apply the optional exception provided in ASC 606 and is not required to disclose the aggregate amount of the transaction price allocated to performance obligations that are unsatisfied or partially unsatisfied at the end of the reporting period.  The unsatisfied or partially satisfied performance obligations referred to above relate to bereavement services provided to patients’ families for at least 12 months after discharge.

Care is provided to patients regardless of their ability to pay.  Patients who meet our criteria for charity care are provided care without charge.  There is no revenue or associated accounts receivable in the accompanying consolidated financial statements related to charity care.  The cost of providing charity care during the years ended December 31, 2018, 2017 and 2016, was $8.2 million, $7.7 million and $7.0 million, respectively and is included in cost of services provided and goods sold.  The cost of charity care is calculated by taking the ratio of charity care days to total days of care and multiplying by total cost of care.

Generally, patients who are covered by third-party payors are responsible for related deductibles and coinsurance which vary in amount.  VITAS also provides service to patients without a reimbursement source and may offer those patients discounts from standard charges.  VITAS estimates the transaction price for patients with deductibles and coinsurance, along with those uninsured patients, based on historical experience and current conditions.  The estimate of any contractual adjustments, discounts or implicit price concessions reduces the amount of revenue initially recognized.  Subsequent changes to the estimate of the transaction price are recorded as adjustments to patient service revenue in the period of change.  Subsequent changes that are determined to be the result of an adverse change in the patients’ ability to pay (i.e. change in credit risk) are recorded as bad debt expense.  VITAS has no material adjustments related to subsequent changes in the estimate of the transaction price or subsequent changes as the result of an adverse change in the patient’s ability to pay for any period reported.

Laws and regulations concerning government programs, including Medicare and Medicaid, are complex and subject to varying interpretation.  Compliance with such laws and regulations may be subject to future government review and interpretation.  Additionally, the contracts we have with commercial health insurance payors provide for retroactive audit and review of claims.  Settlement with third party payors for retroactive adjustments due to audits, reviews or investigations are considered variable consideration and are included in the determination of the estimated transaction price for providing patient care.  The variable consideration is estimated based on the terms of the payment agreement, existing correspondence from the payor and our historical settlement activity.  These estimates are adjusted in future periods, as new information becomes available.

We are subject to certain limitations on Medicare payments for services which are considered variable consideration, as follows:

Inpatient Cap.  If the number of inpatient care days any hospice program provides to Medicare beneficiaries exceeds 20% of the total days of hospice care such program provided to all Medicare patients for an annual period beginning September 28, the days in excess of the 20% figure may be reimbursed only at the routine homecare rate. None of VITAS’ hospice programs exceeded the payment limits on inpatient services during the years ended December 31, 2018, 2017 and 2016.

Medicare Cap.  We are also subject to a Medicare annual per-beneficiary cap (“Medicare cap”). Compliance with the Medicare cap is measured in one of two ways based on a provider election. The “streamlined” method compares total Medicare payments received under a Medicare provider number with respect to services provided to all Medicare hospice care beneficiaries in the program or programs covered by that Medicare provider number with the product of the per-beneficiary cap amount and the number of Medicare beneficiaries electing hospice care for the first time from that hospice program or programs from September 28 through September 27 of the following year.  At December 31, 2018, all our programs except one are using the “streamlined” method.

The “proportional” method compares the total Medicare payments received under a Medicare provider number with respect to services provided to all Medicare hospice care beneficiaries in the program or programs covered by the Medicare provider number between September 28 and September 27 of the following year with the product of the per beneficiary cap amount and a pro-rated number of Medicare beneficiaries receiving hospice services from that program during the same period. The pro-rated number of Medicare beneficiaries is calculated based on the ratio of days the beneficiary received hospice services during the measurement period to the total number of days the beneficiary received hospice services.

We actively monitor each of our hospice programs, by provider number, as to their specific admission, discharge rate and median length of stay data in an attempt to determine whether revenues are likely to exceed the annual per-beneficiary Medicare cap. Should we determine that revenues for a program are likely to exceed the Medicare cap based on projected trends, we attempt to institute corrective actions, which include changes to the patient mix and increased patient admissions. However, should we project our corrective action will not prevent that program from exceeding its Medicare cap, we estimate revenue recognized during the government fiscal year that will require repayment to the Federal government under the Medicare cap and record an adjustment to revenue of an amount equal to a ratable portion of our best estimate for the year.

In 2013, the U.S. government implemented automatic budget reductions of 2.0% for all government payees, including hospice benefits paid under the Medicare program. In 2015, CMS determined that the Medicare cap should be calculated “as if” sequestration did not occur. As a result of this decision, VITAS has received notification from our third-party intermediary that an additional $3.6 million is owed for Medicare cap in three programs arising during the 2013 through 2018 measurement periods. The amounts are automatically deducted from our semi-monthly periodic interim payments (“PIP”). We do not believe that CMS is authorized under the sequestration authority or the statutory methodology for establishing the Medicare cap to the amounts they have withheld and intend to withhold under their current “as if” methodology. We have appealed CMS’s methodology change.

During the years ended December 31, 2018, we recorded $4.1 million in Medicare cap revenue reduction related to two programs’ 2018 measurement period liability and 2 programs’ projected 2019 measurement period liability.

During the year ended December 31, 2017, we recorded $ 2.4 million in Medicare cap revenue reduction related to two programs’ projected 2018 measurement period liability and $247,000 for two programs’ cap liability for prior periods.

During the year ended December 31, 2016, we recorded $228,000 in Medicare cap revenue reduction related to one programs’ projected 2015 measurement period liability.

For VITAS’ patients in the nursing home setting in which Medicaid pays the nursing home room and board, VITAS serves as a pass-through between Medicaid and the nursing home.  We are responsible for paying the nursing home for that patient’s room and board.  Medicaid reimburses us for 95% of the amount we have paid.  This results in a 5% net expense for VITAS related to nursing home room and board.  This transaction creates a performance obligation in that VITAS is facilitating room and board being delivered to our patient.  As a result, the 5% net expense is recognized as a contra-revenue account under ASC 606 in the accompanying financial statements.

The composition of patient care service revenue by payor and level of care for the year ended December 31, 2018 is as follows (in thousands):

	Medicare	Medicaid	Commercial	Total
Routine home care	$939,951	$47,609	$22,958	$1,010,518
Continuous care	110,596	6,126	5,776	122,498
Inpatient care	69,354	8,156	5,167	82,677
	$1,119,901	$61,891	$33,901	$1,215,693

All other revenue - self-pay, respite care, etc.				7,831
Subtotal				$1,223,524
Medicare cap adjustment				(4,123)
Implicit price concessions				(11,785)
Room and board, net				(10,054)
Net revenue				$1,197,562

Roto-Rooter

Roto-Rooter provides plumbing, drain cleaning, water restoration and other related services to both residential and commercial customers primarily in the United States.  Services are provided through a network of company-owned branches, independent contractors and franchisees.  Service revenue for Roto-Rooter is reported at the amount that reflects the ultimate consideration we expect to receive in exchange for providing services.

Roto-Rooter owns and operates branches focusing mainly on large population centers in the United States.  Roto-Rooter’s primary lines of business in company-owned branches consist of plumbing, sewer and drain cleaning, excavation and water restoration.  For purposes of ASC 606 analysis, plumbing, sewer and drain cleaning, and excavation have been combined into one portfolio and are referred to as “short-term core services”.  Water restoration is analyzed as a separate portfolio.  The following describes the key characteristics of these portfolios:

Short-term Core Services are plumbing, drain and sewer cleaning and excavation services.  These services are provided to both commercial and residential customers.  The duration of services provided in this category range from a few hours to a few days.  There are no significant warranty costs or on-going obligations to the customer once a service has been completed.  For residential customers, payment is received at the time of job completion before the Roto-Rooter technician leaves the residence.  Commercial customers may be granted credit subject to internally designated authority limits and credit check guidelines.  If credit is granted, payment terms are 30 days or less.

Each job in this category is a distinct service with a distinct performance obligation to the customer.  Revenue is recognized at the completion of each job.  Variable consideration consists of pre-invoice discounts and post-invoice discounts.  Pre-invoice discounts are given in the form of coupons or price concessions. Post-invoice discounts consist of credit memos generally granted to resolve customer service issues.  Variable consideration is estimated based on historical activity and recorded at the time service is completed.

Water Restoration Services involve the remediation of water and humidity after a flood.   These services are provided to both commercial and residential customers.  The duration of services provided in this category generally ranges from 3 to 5 days.  There are no significant warranties or on-going obligations to the customer once service has been completed.  The majority of these services are paid by the customer’s insurance company.  Variable consideration relates primarily to allowances taken by insurance companies upon payment.  Variable consideration is estimated based on historical activity and recorded at the time service is completed.

For both short-term core services and water restoration services, Roto-Rooter satisfies its performance obligation at a point in time.  The services provided generally involve fixing plumbing, drainage or flood-related issues at the customer’s property.  At the time service is complete, the customer acknowledges its obligation to pay for service and its satisfaction with the service performed.  This provides evidence that the customer has accepted the service and Roto-Rooter is now entitled to payment.  As such, Roto-Rooter recognizes revenue for these services upon completion of the job and receipt of customer acknowledgement.  Roto-Rooter’s performance obligations for short-term core services and water restoration services relate to contracts with an expected duration of less than a year.  Therefore, Roto-Rooter has elected to apply the optional exception provided in ASC 606 and is not required to disclose the aggregate amount of the transaction price allocated to performance obligations that are unsatisfied or partially unsatisfied at the end of the reporting period.  Roto-Rooter does not have significant unsatisfied or partially unsatisfied performance obligations at the time of initial revenue recognition for short-term core or water restoration services.

Roto-Rooter owns the rights to certain territories and contracts with an independent third-party to operate the territory under Roto-Rooter’s registered trademarks.  The contract is for a specified term but cancellable by either party without penalty with 90 days advance notice.  Under the terms of these arrangements, Roto-Rooter provides certain back office support and advertising along with a limited license to use Roto-Rooter’s registered trademarks.  The independent contractor is responsible for all day-to-day management of the business including staffing decisions and pricing of services provided. All performance obligations of Roto-Rooter cease at the termination of the arrangement.

Independent contractors pay Roto-Rooter a standard fee calculated as a percentage of their weekly labor sales.  The primary value for the independent contractors under these arrangements is the right to use Roto-Rooter’s registered trademarks.  Roto-Rooter recognizes revenue from independent contractors over-time (weekly) as the independent contractor’s labor sales are completed.  Payment from independent contractors is also received on a weekly basis.  The use of Roto-Rooter’s registered trademarks and advertising provides immediate value to the independent contractor as a result of Roto-Rooter’s nationally recognized brand.  Therefore, over-time recognition provides the most faithful depiction of the transfer of services as the customer simultaneously receives and consumes the benefits provided. There is no significant variable consideration related to these arrangements.

Roto-Rooter has licensed the rights to operate under Roto-Rooter’s registered trademarks in other territories to franchisees.   The contract is for a 10 year term but cancellable by Roto-Rooter for cause with 60 day advance notice without penalty.  The franchisee may cancel the contract for any reason with 60 days advance notice without penalty.  Under the terms of the contract, Roto-Rooter provides national advertising and consultation on various aspects of operating a Roto-Rooter business along with the right to use Roto-Rooter’s registered trademarks.  The franchisee is responsible for all day- to-day management of the business including staffing decisions, pricing of services provided and local advertising spend and placement. All performance obligations of Roto-Rooter cease at the termination of the arrangement.

Franchisees pay Roto-Rooter a standard monthly fee based on the population within the franchise territory.  The standard fee is revised on a yearly basis based on changes in the Consumer Price Index for All Urban Consumers.  The primary value for the franchisees under this arrangement is the right to use Roto-Rooter’s registered trademarks.  Roto-Rooter recognizes revenue from franchisees over-time (monthly).  Payment from franchisees is also received on a monthly basis.  The use of Roto-Rooter’s registered trademarks and advertising provides immediate value to the franchisees as a result of Roto-Rooter’s nationally recognized brand.  Therefore, over-time recognition provides the most faithful depiction of the transfer of services as the customer simultaneously receives and consumes the benefits provided. There is no significant variable consideration related to these arrangements.

The composition of disaggregated revenue for the year ended December 31, 2018 is as follows (in thousands):

Short-term core service jobs	$421,790
Water restoration	101,784
Contractor revenue	50,093
Franchise fees	6,382
All other	11,958
Subtotal	$592,007
Implicit price concessions and credit memos	(6,921)
Net revenue	$585,086

       Initial Adoption of ASC 606

The Company utilized the modified retrospective method of adoption for all contracts.  Except for the changes discussed below, the Company has consistently applied the accounting policies to all periods presented in the consolidated financial statements.  Sales tax collected from customers at Roto-Rooter is excluded from revenue under ASC 606 and prior revenue standards.

For VITAS, expenses related to payor audits and reviews, as well as variable consideration estimated for patient deductibles and coinsurance, have been historically estimated as revenue was recognized and classified as bad debt expense, included in the consolidated statements of income as selling, general and administrative expense.  Upon adoption of ASC 606, these expenses are classified as contra-revenue.  There is no change in the timing of recognition related to the variable consideration.  The amount of these expenses during the year ended December 31, 2018 was $11.8 million.

Also for VITAS, the 5% net expense related to Medicaid room and board has been historically recorded on a net basis in cost of services provided in the consolidated income statements.  Upon adoption of ASC 606, due to the change in the residual value method required by ASC 606, the expense will be classified as a contra-revenue.  The amount of the change in the classification for these expenses during the year ended December 31, 2018 was $10.1 million.  There has been no change in the evaluation of Medicaid room and board related to net versus gross presentation.

Related to Roto-Rooter, expenses related to post-invoice variable consideration in our short-term core portfolio, and adjustments made subsequent to initial estimates related to allowances taken by insurance companies for water restoration, have been classified as a contra-revenue account in the statements of income.  These amounts were previously classified as bad debt expense in SG&A.  The amount of the change in classification for these expenses during the year ended December 31, 2018 was $6.9 million.  The initial estimate related to allowances taken by insurance companies for water restoration services has historically been classified as contra-revenue and did not change as a result of the transition.

There was no material impact on the consolidated balance sheets related to the initial adoption.  There is no impact to consolidated net income as a result of the initial adoption.  As a result of the change in classification in the statements of income, amounts previously included in the provision for uncollectible accounts in the statements of cash flow have been included in the decrease/(increase) in accounts receivable line item in 2018.  The total impact of the change from prior revenue guidance (ASC 605) to guidance adopted on January 1, 2018 related to classification in the statements of income is as follows (in thousands):

	Impact for the year ended December 31, 2018
	ASC 605	Adjustment	ASC 606
Service revenue and sales	$1,811,408	$(28,760)	$1,782,648
Cost of services provided and goods sold	1,238,698	(10,054)	1,228,644
Selling, general and administrative expenses	288,915	(18,706)	270,209